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                                                                    Exhibit 10.1


                                VARIAGENICS, INC.

                       AMENDED 1997 EMPLOYEE, DIRECTOR AND
                          CONSULTANT STOCK OPTION PLAN



1.       DEFINITIONS.

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Variagenics, Inc. 1997 Employee, Director and Consultant Stock Option Plan, have the following meanings:

                  ADMINISTRATOR means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Paragraph 4)

                  AFFILIATE means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  BOARD OF DIRECTORS means the Board of Directors of the Company.

                  CODE means the United States Internal Revenue Code of 1986, as amended.

                  COMMITTEE means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

                  COMMON STOCK means shares of the Company's common stock, $0.01 par value.

                  COMPANY means Variagenics, Inc., a Delaware corporation.

                  DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  FAIR MARKET VALUE of a Share of Common Stock means:

                  (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10)

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                  consecutive trading days immediately preceding
                  the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine.

                  (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

                  (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

                  ISO means an option meant to qualify as an incentive stock option under Code Section 422.

                  KEY EMPLOYEE means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

                  NON-QUALIFIED OPTION means an option which is not intended to qualify as an ISO.

                  OPTION means an ISO or Non-Qualified Option granted under the Plan.

                  OPTION AGREEMENT means an agreement between the Company and a Participant delivered pursuant to the Plan.

                  PARTICIPANT means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall


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                  include "Participant's Survivors" where the context requires.

                  PARTICIPANT'S SURVIVORS means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

                  PLAN means this Variagenics, Inc. Amended 1997 Employee, Director and Consultant Stock Option Plan.

                  SHARES means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.


2.       PURPOSES OF THE PLAN.

         The Plan is intended to encourage ownership of Shares by Key Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.


3.       SHARES SUBJECT TO THE PLAN.

         The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 4,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

         If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


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4.       ADMINISTRATION OF THE PLAN.

         The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

         c. Determine the number of Shares for which an Option or Options shall be granted; and

         d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.


5.       ELIGIBILITY FOR PARTICIPATION.

         The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the

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Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.


6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

         A. NON-QUALIFIED OPTIONS: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified
                  Option:

                  a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

                  b. Each Option Agreement shall state the number of Shares to which it pertains;

                  c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                  d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase


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                           agreement in form satisfactory to the Administrator
                           providing for certain protections for the Company and its other shareholders including requirements that:

                           i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                           ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

         B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

                  a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described above, except clause (a) thereunder.

                  b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code
                           Section 424(d):

                           i. Ten percent (10%) OR LESS of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

                           ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

                  c.       Term of Option:  For Participants who own


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                           i.       Ten percent (10%) OR LESS of the total
                                    combined voting power of all classes of
                                    share capital of the Company or an
                                    Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                           ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                  d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

                  e. Limitation on Grant of ISOs: No ISOs shall be granted after the date which is the EARLIER of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of the Plan by the shareholders of the Company.

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7.       EXERCISE OF OPTION AND ISSUE OF SHARES.

         An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(e).


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         The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and
(iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.


8.       RIGHTS AS A SHAREHOLDER.

         No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


9.       ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

         By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided in the preceding sentence, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


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10.      EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".

         Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

         a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

         b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

         c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment, director status or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

         d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

         e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any


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                  disability other than a permanent and total Disability as
                  defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.


11.      EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

         Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

         a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

         b. For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the



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                  Administrator determines, subsequent to a Participant's
                  termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


12.      EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

         a. To the extent exercisable but not exercised on the date of Disability; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

         A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.



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13.      EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

         Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

         a. To the extent exercisable but not exercised on the date of death; and

         b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

         If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.


14.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                           "The shares represented by this certificate have

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                           been taken for investment and they may not be sold
                           or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

         b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

         The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).


15.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.


16.      ADJUSTMENTS.

         Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Option:

         A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the

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exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection) over the exercise price thereof.

         C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

         D. MODIFICATION OF ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


17.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


18.      FRACTIONAL SHARES.

         No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

19.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS:
         TERMINATION OF ISOs.

         The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.      WITHHOLDING.

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


21.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


22.      TERMINATION OF THE PLAN.

         The Plan will terminate on the date which is ten (10) years from the EARLIER of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.


23.      AMENDMENT OF THE PLAN AND AGREEMENTS.

         The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.


24.      EMPLOYMENT OR OTHER RELATIONSHIP.

         Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

                                VARIAGENICS, INC.



                  AGREEMENT made this GRANT DATE, between Variagenics, Inc. (the "Company"), a Delaware corporation having a principal place of business in Cambridge, Massachusetts and NAME & ADDRESS a consultant of the Company (the "Consultant").

         WHEREAS, the Company desires to grant to the Consultant an Option to purchase shares of its common stock, $.01 par value (the "Shares"), under and for the purposes of the 1997 Employee, Director and Consultant Stock Option Plan of the Company (the "Plan");

         WHEREAS, the Company and the Consultant understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

         WHEREAS, the Company and the Consultant each intend that the Option granted herein shall be a Non-Qualified Stock Option.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

                  The Company hereby grants to the Consultant the right and option to purchase all or any part of an aggregate of NUMBER Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Consultant acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE.

                  The purchase price of the Shares covered by the Option shall be PRICE per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with paragraph 7 of the Plan.

         3.       EXERCISE OF OPTION.

                  Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

         On the Effective Date                                         NUMBER
         On the 1st day of each month thereafter                       NUMBER

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

         4.       TERM OF OPTION.

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

                  If the Consultant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Consultant or termination by the Consultant's employer for "cause" as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Consultant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, consultancy or directorship.

                  Notwithstanding the foregoing, in the event of the Consultant's death within three (3) months after the termination of employment, directorship or consultancy, the Consultant's legal representatives and/or any person or persons who acquired the Consultant's rights to the Option by will or by the laws of descent and distribution may exercise the Option within one (1) year after the date of the Consultant's death, but in no event after the date of expiration of the term of the Option.

                  In the event the Consultant's employment, directorship or consultancy is terminated by the Company for "cause" as defined in the Plan, the Consultant's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Consultant's termination as an employee, director or consultant but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Consultant's termination, the Consultant engaged in conduct which would constitute "cause," then the Consultant shall forthwith cease to have any right to exercise the Option and this Option shall thereupon terminate.

                  In the event of the Disability of the Consultant, as determined in accordance with the Plan,, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

                  (a) to the extent exercisable but not exercised as of the date of Disability; and

                  (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Consultant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of the accrual period prior to the date of Disability.

                  In the event of the death of the Consultant while an employee, consultant or director of the Company or of an Affiliate, the Option shall be exercisable by the Consultant's Survivors. In such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Consultant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

                  (x) to the extent exercisable but not exercised as of the date of death; and

                  (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Consultant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Consultant's death.

         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Consultant and if Consultant shall so request in the notice exercising the Option, shall be registered in the name of the Consultant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Consultant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.       PARTIAL EXERCISE.

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

Notwithstanding the foregoing, any exercise of this Option shall be conditioned upon: (i) the Consultant purchasing at least fifty percent (50%) of the aggregate vested portion of the Option as of the date of exercise; and (ii) the Consultant not exercising the Consultant's right to purchase stock hereunder more than once per calendar year, except that an additional exercise shall be permitted following any involuntary termination of the Consultant's relationship with the Company if such exercise is otherwise permitted under Section 4 hereof.


         7.       NON-ASSIGNABILITY.

                  The Option shall not be transferable by the Consultant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided in the previous section, the Option shall be exercisable, during the Consultant's lifetime, only by the Consultant and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Consultant shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Consultant and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES AND WITHHOLDING.

         The Consultant acknowledges that upon exercise of the Option the Consultant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement (the "Taxable Income"). The Consultant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Consultant's responsibility.

         If the Company in its discretion determines that it is obligated to withhold income or other taxes with respect to the exercise of the Option, the Consultant hereby agrees that the Company may withhold from the Consultant's remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the common stock otherwise deliverable to the Consultant on exercise of the Option, provided, however, that with respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. The Consultant further agrees that, if the Company does not withhold an amount from the Consultant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Consultant will reimburse the Company on demand, in cash, for the amount underwithheld.


         11.      PURCHASE FOR INVESTMENT.

                  Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws"; and

                  (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      RESTRICTIONS ON TRANSFER OF SHARES.

         12.1 The Shares acquired by the Consultant pursuant to the exercise of the Option granted hereby shall not be transferred by the Consultant except as permitted herein.

         12.2 In the event of the Consultant's termination of employment, consultancy or directorship by the Company, any parent or subsidiary of the Company, direct or indirect, or any subsidiary of the parent of the Company, Disability or death, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, consultancy or directorship, Disability or death in accordance with
Section 4 hereof). In the event the Company does not, upon the death or Disability of the Consultant or termination of his or her employment, directorship or consultancy (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Consultant for himself or herself, and his or hers heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

         (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination, death or Disability.

         (ii) The Company's option to repurchase the Consultant's Shares in the event of termination of employment, consultancy or directorship, death or Disability shall be valid for a period of six (6) months commencing with the date of such termination, death or Disability.

          (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Consultant's Shares under this Section 12.2, the Company shall notify the Consultant, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

         (iv) The written notice to the Consultant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Consultant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the

                  Consultant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Consultant or his or her successor in interest.

         12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Consultant that the following restrictions be complied with (except as hereinafter otherwise provided):

         (i) No Shares owned by the Consultant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

         (ii) Before selling or otherwise transferring all or part of the Shares, the Consultant shall give written notice of such intention to the Company which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Consultant. Such notice shall constitute a binding offer by the Consultant to sell to the Company such number of the Shares then held by the Consultant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Consultant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Consultant as to whether such offer has been accepted in whole by the Company within sixty
                  (60) days after its receipt of written notice from the Consultant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten
                  (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Consultant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

         (iii) If the Company shall fail to accept any such offer, the Consultant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Consultant's notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Consultant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that he or she (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Consultant's Shares.

                  The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by a Consultant to the trustee or trustees of a trust revocable solely by him or her,
                  (b) transfers by a Consultant to his or her guardian or conservator, (c) or transfers by a Consultant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided, however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

         (iv) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

         12.4 In the event that the Consultant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Consultant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Consultant to the Company and to treat the Consultant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Consultant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

         12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its common capital stock, or otherwise distribute securities of the Company to the holders of its common capital stock, the number of Shares of stock or other securities of the Company issued with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         12.6 If the outstanding shares of common capital stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of common capital stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         12.8 The provisions of Section 12.3 shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934, as amended.

         12.9 All certificates representing the Shares to be issued to the Consultant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in a Non-Qualified Stock Option Agreement dated January 20, 1998 with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

         12.10 If in connection with a registration statement filed by the Company pursuant to the 1933 Act, the Company or its underwriter so requests, the Consultant will agree not to sell any of its Shares for a period not to exceed the lesser of: (i) 180 days following the effectiveness of such registration statement or (ii) such period as the officers and directors of the Company agree not to sell their Shares.

         13.      NO OBLIGATION TO MAINTAIN RELATIONSHIP.

         The Company is not by the Plan or this Option obligated to continue the Consultant as an employee, consultant or director of the Company.

         14.      NOTICES.

                  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

         To the Company:        Variagenics, Inc.
                                60 Hampshire St.
                                Cambridge, MA 02139
                                ATTN:  Richard P. Shea, Chief Financial Officer

         To the Consultant:     NAME & ADDRESS


or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

         15.      GOVERNING LAW.

                  This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

         16.      BENEFIT OF AGREEMENT.

                  Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         17.      ENTIRE AGREEMENT.

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         18.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         19.      WAIVERS AND CONSENTS.

         The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         20. HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

         If the Consultant to whom the Option has been granted pursuant to this Agreement is subject to Section 16 of the 1934 Act, Section 16 requires that at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Consultant has hereunto set his or her hand, all as of the day and year first above written.

                                 VARIAGENICS, INC.


                                 By:
                                    --------------------------------------
                                        Richard P. Shea
                                        Chief Financial Officer



                                    ---------------------------------------
                                                 Consultant

            FORM OF NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

To:  Variagenics, Inc.

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase _____ shares (the "Securities") of the common stock, $.01 par value, of Variagenics, Inc. (the "Company"), at the exercise price of PRICE per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated GRANT DATE.

         I am aware that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) I have had the opportunity to ask questions concerning the Securities and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Securities and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Securities for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Securities.

         I understand that because the Securities have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Securities cannot be sold unless the Securities are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Securities unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Securities or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Securities stating that the Securities have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the

Securities until the Securities may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Securities by me. I understand that the Company has no obligation to me to register the sale of the Securities with the SEC and has not represented to me that it will register the sale of the Securities.

         I understand the terms and restrictions on the right to dispose of the Securities set forth in the 1997 Employee, Director and Consultant Stock Option Plan and the Non-Qualified Stock Option Agreement which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Securities referring to such restriction and the placing of stop transfer orders until the Securities may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Securities.

         I am paying the option exercise price for the Securities as follows:

         Please issue the stock certificate for the Securities (check one):




                  to me,

                  to me and __________ as joint tenants with right of survivorship;

         and mail the certificate to me at the following address:

         ____________________________________________
         ____________________________________________
         ____________________________________________

         My mailing address, if different from the address listed above, for shareholder communications is:







                                        Very truly yours,


                                        ------------------------------
                                        Consultant (signature)

                                        ------------------------------
                                        Print Name

                                        ------------------------------
                                        Date

                                        ------------------------------
                                        Social Security Number

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT

                                VARIAGENICS, INC.


         AGREEMENT made as of the GRANT DATE, between Variagenics, Inc. (the "Company"), a Delaware corporation having a principal place of business in Cambridge, Massachusetts, and EMPLOYEE NAME & ADDRESS, an employee of the Company (the "Employee").

         WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $0.01 par value per share (the "Shares"), under and for the purposes set forth in the Company's Amended 1997 Employee, Director and Consultant Stock Option Plan (the "Plan");

         WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an Incentive Stock Option ("ISO").

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

         The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of NUMBER Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be PRICE per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

         3.       EXERCISABILITY OF OPTION.

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

         ONE YEAR ANNIVERSARY                      NUMBER
         On the first day of each month            an additional NUMBER shares
         thereafter

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

         4.       TERM OF OPTION.

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Employee ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination by the Employee's employer for "cause" as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Employee ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, consultancy or directorship.

         Notwithstanding the foregoing, in the event of the Employee's death within three (3) months after the termination of employment, directorship or consultancy, the Employee's legal representatives and/or any person or persons who acquired the Employee's rights to the Option by will or by the laws of descent and distribution may exercise the Option within one (1) year after the date of the Employee's death, but in no event after the date of expiration of the term of the Option.

         In the event the Employee's employment, directorship or consultancy is terminated by the Company for "cause" as defined in the Plan, the Employee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, director or consultant but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall forthwith cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Employee, as determined in accordance with the Plan,, the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent exercisable but not exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Employee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of the accrual period prior to the date of Disability.

         In the event of the death of the Employee while an employee, consultant or director of the Company or of an Affiliate, the Option shall be exercisable by the Employee's Survivors. In such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (x) to the extent exercisable but not exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Employee not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Employee's death.

         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Employee and if Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         6.       PARTIAL EXERCISE.

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

         7. NON-ASSIGNABILITY.

         The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or

Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided in the previous section, the Option shall be exercisable, during the Employee's lifetime, only by the Employee and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES.

         The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

         In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      RESTRICTIONS ON TRANSFER OF SHARES.

         12.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein.

         12.2 In the event of the Employee's termination of employment, consultancy or directorship by the Company, any parent or subsidiary of the Company, direct or indirect, or any subsidiary of the parent of the Company, Disability or death, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, consultancy or directorship, Disability or death in accordance with
Section 4 hereof). In the event the Company does not, upon the death or Disability of the Employee or termination of his or her employment, directorship or consultancy (as described above), exercise its option pursuant to this
Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, and his or hers heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

         (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination, death or Disability.

         (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment, consultancy or directorship, death or Disability shall be valid for a period of six (6) months commencing with the date of such termination, death or Disability.

         (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this Section 12.2, the Company shall notify the Employee, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

         (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

         12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

         (i) No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

         (ii) Before selling or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Employee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

         (iii) If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee's notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Employee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this
                  Section 12 so that he or she (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this
                  Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Employee's Shares.

                  The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by a participant to the trustee or trustees of a trust revocable solely by him or her,
                  (b) transfers by a Employee to his or her guardian or conservator, (c) or transfers by a Employee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided, however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

         (iv) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

         12.4 In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and
(b) immediately to take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

         12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its common capital stock, or otherwise distribute securities of the Company to the holders of its common capital stock, the number of Shares of stock or other securities of the Company issued with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         12.6 If the outstanding shares of common capital stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of common capital stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         12.8 The provisions of Section 12.3 shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934, as amended.

         12.9 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated September 22, 1999 with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

         13.      NO OBLIGATION TO EMPLOY.

         The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company.

         14.      OPTION IS INTENDED TO BE AN ISO.

         The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

         15.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         16.      PRIOR GRANTS. If the Fair Market Value (as defined in the
Plan) of the Option granted hereby (the "Current Grant"), determined at the time such Option is granted, and all ISO's previously granted under the Plan or any other plan which is exercisable for the first time in a calendar year (the "Prior Grants") would exceed the $100,000 limit set forth in Section 6(B)(d) of the Plan, such portion of the Current Grant shall not be an ISO but shall be a Non-Qualified Option exercisable as a separate option at such date or dates as is provided in the Current Grant.

         17.      NOTICES.

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

         To the Company:            Variagenics, Inc.
                                    60 Hampshire Street
                                    Cambridge, MA 02139
                                    ATTN: Chief Financial Officer

         To the Employee:           To the address first set forth above.

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

         18.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         19.      BENEFIT OF AGREEMENT.

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         20.      ENTIRE AGREEMENT.

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         21.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         22.      WAIVERS AND CONSENTS.

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.


                                VARIAGENICS, INC.

                                By:
                                   -------------------------------------------
                                   Richard P. Shea, Chief Financial Officer



                                   -------------------------------------------
                                   EMPLOYEE NAME

                                                                       EXHIBIT A

              FORM OF NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION



To:      Variagenics, Inc.


Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase ___________ shares (the "Shares") of the common stock, $0.01 par value, of Variagenics, Inc. (the "Company"), at the exercise price of PRICE per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated GRANT DATE.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the Amended 1997 Employee, Director and Consultant Stock Option Plan and the Incentive Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:



                   ----------------------------------------------

         Please issue the stock certificate for the Shares (check one):

         / /  to me; or

         / / to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:


----------------------------------------

----------------------------------------

----------------------------------------

         My mailing address for shareholder communications, if different from the address listed above is:


----------------------------------------

----------------------------------------

----------------------------------------


                              Very truly yours,



                              --------------------------------------
                              Employee (signature)


                              --------------------------------------
                              Print Name


                              --------------------------------------
                              Date


                              --------------------------------------
                              Social Security Number